UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 26, 2007 (July 23, 2007)

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-29464	03-0153200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville Vermont		05654
(Address of principal executive offices)		(Zip Code)

(802) 476-3121
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROCK OF AGES CORPORATION

FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Nancy Rowden Brock and Appointment of Laura Plude

On July 25, 2007, the Company entered into a resignation agreement with Nancy Rowden Brock, the Senior Vice President and Chief Financial Officer of the Company. Pursuant to the resignation agreement, Ms. Brock will resign from employment with the Company, effective on August 14, 2007 upon the completion of the filing of the Company’s Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2007 (the “Report”). Laura Plude was appointed Vice President of Finance on July 23, 2007 and will assume the position of Chief Financial Officer on the effective date of Ms. Brock’s resignation. Ms. Plude was Director of Finance of the Company from August 2004 to July 2007. She was a staff accountant at the Company from August 1999 to August 2004. Prior to joining the Company, Ms. Plude was a self-employed certified public accountant from July 1986 to July 1999, and had worked for two Vermont based public accounting firms since her graduation from the University of Vermont in 1979.

In connection with her appointment as Vice President/Finance, the Company has agreed to pay Ms. Plude an annual base salary of $100,000. Ms. Plude will be entitled to receive such other benefits and perquisites as are provided to other executive officers of the Company, which benefits may include, without limitation, the use of a company automobile.

There are no family relationships between Ms. Plude and any director or executive officer of the Company.

Resignation Agreement with Nancy Rowden Brock

Pursuant to the resignation agreement with Ms. Brock, the Company has agreed to make severance payments to Ms. Brock equal to three (3) months annual base salary, payable on the 15th day of each month, with the last such payment being made on November 15, 2007. The Company has also agreed to continue health care coverage for Ms. Brock until December 31, 2007, and will transfer to Ms. Brock her Company vehicle at no cost. The agreement provides that Ms. Brock will participate in the preparation and timely filing of the Report, and will assist in an orderly transition of duties to Ms. Plude. The agreement also contains standard release provisions.

Press Release

On July 26, 2007, the Company issued a press release announcing Ms. Brock’s resignation and Ms. Plude’s appointment, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description

	10.1	Press Release Dated July 26, 2007

ROCK OF AGES CORPORATION

FORM 8-K

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

	By:	/s/ Michael B. Tule
Dated: July 26, 2007		Michael B. Tule
Senior Vice President/General Counsel

Exhibit Index

Number	Description

10.1	Press Release dated July 26, 2007